                       INTERMEDIATE BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                November 1, 2007

                      (as supplemented April 7, 2008)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Intermediate Bond Fund of
America (the "fund" or "IBFA") dated November 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                       Intermediate Bond Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
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Financial statements

                  Intermediate Bond Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents).

..    The fund will primarily invest in debt securities rated A or better by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund's investment adviser.

..    The fund may invest up to 10% of its assets in securities rated BBB or Baa
     (or in unrated securities determined to be of equivalent quality by the fund's investment adviser).

MATURITY

..    The fund's dollar-weighted average maturity will be no less than three years and no longer than five years. The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision)
     will cause the debt instrument to be repaid.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would

                  Intermediate Bond Fund of America -- Page 2

     adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, the prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

                  Intermediate Bond Fund of America -- Page 3

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans

                  Intermediate Bond Fund of America -- Page 4

     generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The fund has no current intention of investing in inflation-index bonds issued by corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain non-U.S.
jurisdictions the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount repaid at maturity of the bond to be less than par.

The interest rate for these bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

                  Intermediate Bond Fund of America -- Page 5

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INVESTING IN VARIOUS COUNTRIES -- The fund may only invest in non-U.S.
securities that are U.S. dollar-denominated and are in the three highest rating categories. Accordingly, the risks described below are substantially lessened.

                  Intermediate Bond Fund of America -- Page 6

Investing outside the United States involves special risks, caused by, among other things: fluctuating local currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation and greater market volatility. However, in the opinion of the fund's investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund's objectives.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.

The fund does not currently intend to engage in this investment practice over the next 12 months.

                  Intermediate Bond Fund of America -- Page 7

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2007 and 2006 were 63% and 71%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than
5% of the value of the fund's total assets would be invested in securities of the issuer;

 2.  Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

 3.  Invest in companies for the purpose of exercising control or management;

 4.  Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 5.  Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by

                  Intermediate Bond Fund of America -- Page 8

real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

 6.  Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate,
10% of the value of the fund's total assets;

 7.  Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

 8.  Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

 9.  Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10.  Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11.  Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12.  Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

13.  Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14.  Invest in interests in oil, gas, or other mineral exploration or development programs;

15.  Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof;

17.  Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

A further investment policy of the fund, which may be changed by action of the
Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to
Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges.
(Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)

                  Intermediate Bond Fund of America -- Page 9

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange
Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.

NONFUNDAMENTAL POLICIES -- The fund has adopted the following nonfundamental investment policies, which may be changed by action of the board of trustees without shareholder approval:

1.   The fund may not issue senior securities, except as permitted by the 1940
Act.

2.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                  Intermediate Bond Fund of America -- Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                 NUMBER OF
 POSITION WITH FUND                                          PORTFOLIOS/3/
 (YEAR FIRST ELECTED            PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)               DURING PAST FIVE YEARS        BY TRUSTEE             BY TRUSTEE
---------------------------------------------------------------------------------------------------------

 Ambassador Richard G.       Corporate director and               15         Carnival Corporation
 Capen, Jr., 73              author; former U.S.
 Trustee (1999)              Ambassador to Spain; former
                             Vice Chairman, Knight-Ridder,
                             Inc. (communications
                             company); former Chairman and
                             Publisher, The Miami Herald

---------------------------------------------------------------------------------------------------------
 H. Frederick Christie,      Private investor; former             21         AECOM Technology
 74                          President and CEO, The                          Corporation;
 Trustee (1987)              Mission Group (non-utility                      Ducommun Incorporated;
                             holding company, subsidiary                     IHOP Corporation;
                             of Southern California Edison                   Southwest Water Company
                             Company)
---------------------------------------------------------------------------------------------------------
 James G. Ellis, 60          Dean and Professor of                12         Genius Products
 Director (2006)             Marketing, University of
                             Southern California
---------------------------------------------------------------------------------------------------------
 Martin Fenton, 72           Chairman of the Board, Senior        18         None
 Chairman of the Board       Resource Group LLC
 (Independent and            (development and management
 Non-Executive) (1989)       of senior living communities)

---------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 61       President and CEO, Fuller            16         None
 Trustee (1994)              Consulting (financial
                             management consulting firm)
---------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 61         Private investor; former             18         JPMorgan Value
 Trustee (2005)              President, Dumbarton Group                      Opportunities Fund; The
                             LLC (securities industry                        Swiss Helvetia Fund Inc.
                             consulting); former Executive
                             Vice President - Policy and
                             Oversight, NASD
---------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 73    Chairman of the Board, AECOM         14         Sempra Energy;
 Trustee (1991)              Technology Corporation                          Southwest Water Company
                             (engineering, consulting and
                             professional technical
                             services)
---------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 64        Principal, The Sanchez Family        13         None
 Trustee (1999)              Corporation dba McDonald's
                             Restaurants (McDonald's
                             licensee)
---------------------------------------------------------------------------------------------------------
 Steadman Upham, 58          President and Professor of           14         None
 Trustee (2007)              Anthropology, The University
                             of Tulsa; former President
                             and Professor of Archaeology,
                             Claremont Graduate University

---------------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 11

"INTERESTED" TRUSTEES/6,7/

                                PRINCIPAL OCCUPATION(S)
                                DURING PAST FIVE YEARS
 NAME, AGE AND                       AND POSITIONS             NUMBER OF
 POSITION WITH FUND          HELD WITH AFFILIATED ENTITIES   PORTFOLIOS/3/
 (YEAR FIRST ELECTED         OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/OFFICER/2/)             OF THE FUND             BY DIRECTOR            BY TRUSTEE
---------------------------------------------------------------------------------------------------------

 Abner D. Goldstine, 77      Senior Vice President - Fixed        13         None
 Vice Chairman of the        Income, Capital Research and
 Board (1987)                Management Company; Director,
                             Capital Research and
                             Management Company
---------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 58      Vice Chairman of the Board,          14         None
 Vice Chairman of the        Capital Research and
 Board (1987)                Management Company; Senior
                             Vice President - Fixed
                             Income, Capital Research and
                             Management Company; Director,
                             The Capital Group Companies,
                             Inc.*
---------------------------------------------------------------------------------------------------------
 John H. Smet, 51            Senior Vice President - Fixed         2         None
 President and Trustee       Income, Capital Research and
 (1993)                      Management Company; Director,
                             American Funds Distributors,
                             Inc.*
---------------------------------------------------------------------------------------------------------

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 David A. Hoag, 42       Senior Vice President - Fixed Income, Capital
 Vice President          Research and Management Company
 (2004)
-------------------------------------------------------------------------------
 Thomas H. Hogh, 44      Senior Vice President - Fixed Income, Capital
 Vice President          Research Company*
 (2004)
-------------------------------------------------------------------------------
 Kristine M.             Vice President and Senior Counsel - Fund Business
 Nishiyama, 37           Management Group, Capital Research and Management
 Vice President          Company; Vice President and Counsel, Capital Bank and
 (2003)                  Trust Company*
-------------------------------------------------------------------------------
 Kimberly S. Verdick,    Vice President - Fund Business Management Group,
 43                      Capital Research and Management Company
 Secretary (1994)
-------------------------------------------------------------------------------
 Ari M. Vinocor, 33      Vice President - Fund Business Management Group,
 Treasurer (2007)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Courtney R. Taylor,     Assistant Vice President - Fund Business Management
  32                     Group, Capital Research and Management Company
 Assistant Secretary
 (2006)
-------------------------------------------------------------------------------
 Sharon G. Moseley,      Vice President - Fund Business Management Group,
 39                      Capital Research and Management Company
 Assistant Treasurer
 (2002)
-------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 12

* Company affiliated with Capital Research and Management Company.
1 The term "independent" trustee refers to a trustee who is not an "interested person" of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.
3 Funds managed by Capital Research and Management Company, including the
  American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
  which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

5 The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in
  1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc.'s 2006 gross revenues.
6 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
7 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------

 "INDEPENDENT" TRUSTEES
-------------------------------------------------------------------------------
 Richard J. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 James G. Ellis/2/                  None                       None
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper                    None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Steadman Upham                   None/3/                  Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Abner D. Goldstine          $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                  Over $100,000               Over $100,000
-------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 13

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
  Companies, Inc. retirement plan and 401(k) plan.

2 Mr. Ellis was appointed as a trustee December 12, 2006. The aggregate dollar range of shares owned in all funds in the American Funds family on September
  30, 2007 was $10,001 - $50,000.
3 Dr. Upham was appointed as a trustee on August 9, 2007.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $3,000 to $5,240, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

                  Intermediate Bond Fund of America -- Page 14

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2007

                                                                                             TOTAL COMPENSATION (INCLUDING
                                                                                                          VOLUNTARILY DEFERRED
                                                                           AGGREGATE COMPENSATION          COMPENSATION/1/)
                                                                           (INCLUDING VOLUNTARILY       FROM ALL FUNDS MANAGED BY
                                                                          DEFERRED COMPENSATION/1/)  CAPITAL RESEARCH AND MANAGEMENT
                                  NAME                                          FROM THE FUND        COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------

 Richard J. Capen, Jr./3/                                                          $6,439                       $201,712
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                           5,945                        414,860
------------------------------------------------------------------------------------------------------------------------------------
 James G. Ellis                                                                     5,605                         87,104
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                   8,965                        373,942
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/                                                               6,281                        302,634
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper                                                                    6,315                        306,135
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                  7,900                        215,386
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                   9,533                        118,811
------------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham                                                                     None/4/                      112,184
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended August 31, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Funds managed by Capital Research and Management Company, including the
  American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
  which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating trustees is as follows: Richard G. Capen, Jr.
  ($12,799), H. Frederick Christie ($21,280), Martin Fenton ($51,438) and Leonard
  R. Fuller ($42,979). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.
4 Dr. Upham was appointed as a trustee on August 9, 2007.

As of October 1, 2007, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on December 7, 1987. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

                  Intermediate Bond Fund of America -- Page 15

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

                  Intermediate Bond Fund of America -- Page 16

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of James G. Ellis, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940
Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2007 fiscal year.

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; James G. Ellis; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; Frank M. Sanchez; and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting
Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2007 fiscal year.

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; James G. Ellis; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; Frank M. Sanchez; and Steadman
Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees.
The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.
Four nominating and governance committee meetings were held during the 2007 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the fund) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that

                  Intermediate Bond Fund of America -- Page 17

investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional)
within the appropriate investment division based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation

                  Intermediate Bond Fund of America -- Page 18

     packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A         8.46%
 201 Progress Parkway
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Merrill Lynch, Pierce, Fenner & Smith               Class B         6.53
 4800 Deer Lake Drive, E., Floor 2                   Class C        13.08
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         6.73
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 PFPC, Inc.                                          Class F        19.60
 760 Moore Road
 King of Prussia, PA 19406-1212
----------------------------------------------------------------------------
 Gutglass, Erickson, Bonville & Larson S.C.          Class R-1       5.84
 735 N. Water Street, Suite 1400
 Milwaukee, WI 53202-4106
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       6.56
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Capital Bank and Trust                              Class R-4       5.15
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors generally

                  Intermediate Bond Fund of America -- Page 19

function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also subjectively compensates analysts for their contributions to the research process. The fund's portfolio counselors are measured against the following benchmark: the Lehman Brothers Government/Credit 1-7 Years ex. BBB Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                  Intermediate Bond Fund of America -- Page 20

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF AUGUST 31, 2007:

                                     NUMBER             NUMBER
                                    OF OTHER           OF OTHER            NUMBER
                                   REGISTERED           POOLED            OF OTHER
                                   INVESTMENT         INVESTMENT          ACCOUNTS
                                COMPANIES (RICS)    VEHICLES (PIVS)         THAT
                                      THAT               THAT            PORTFOLIO
                                    PORTFOLIO          PORTFOLIO         COUNSELOR
                  DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                    OF FUND          MANAGES            MANAGES          (ASSETS OF
   PORTFOLIO         SHARES      (ASSETS OF RICS    (ASSETS OF PIVS    OTHER ACCOUNTS
   COUNSELOR        OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------

 John H. Smet      $100,001 -      7      $287.5         None            3       $2.47
                    $500,000
----------------------------------------------------------------------------------------
 David A. Hoag     $500,001 -      2      $103.5         None               None
                   $1,000,000
----------------------------------------------------------------------------------------
 Thomas H. Hogh     None/5/        3      $110.6      5       $0.75      10      $1.32
----------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
  $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
  Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
  Group International, Inc., an affiliate of Capital Research and Management
  Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5 Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                  Intermediate Bond Fund of America -- Page 21

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.15                   6,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the

                  Intermediate Bond Fund of America -- Page 22

fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended August 31, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $14,786,000,
$14,572,000 and $14,038,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of $13,307,000 (a reduction of $1,479,000), $13,115,000
(a reduction of $1,457,000) and $13,036,000 (a reduction of $1,002,000) for the fiscal years ended August 31, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended August 31, 2007, the total fees paid by the investment adviser were $170,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser

                  Intermediate Bond Fund of America -- Page 23

does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets.
The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company.

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                 $463,000
--------------------------------------------------------------------------------
                CLASS F                                  550,000
--------------------------------------------------------------------------------
              CLASS 529-A                                156,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 30,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 98,000
--------------------------------------------------------------------------------
              CLASS 529-E                                 10,000
--------------------------------------------------------------------------------
              CLASS 529-F                                 26,000
--------------------------------------------------------------------------------
               CLASS R-1                                  13,000
--------------------------------------------------------------------------------
               CLASS R-2                                 630,000
--------------------------------------------------------------------------------
               CLASS R-3                                 290,000
--------------------------------------------------------------------------------
               CLASS R-4                                  60,000
--------------------------------------------------------------------------------
               CLASS R-5                                  69,000
--------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares, the Principal Underwriter sells its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensates investment dealers for sales of Class B and 529-B shares out of the

                  Intermediate Bond Fund of America -- Page 24

          proceeds of this sale and keeps any amounts remaining after this compensation is paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
B, 529-B, C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F, 529-F, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2007             $1,450,000          $5,810,000
                                                  2006              1,854,000           7,159,000
                                                  2005              2,439,000           9,449,000
                 CLASS B                          2007                 21,000             111,000
                                                  2006                 66,000             415,000
                                                  2005                125,000             827,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2007                224,000             113,000
                                                  2006                155,000             513,000
                                                  2005                 61,000             763,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2007                105,000             413,000
                                                  2006                127,000             490,000
                                                  2005                162,000             615,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2007                  3,000               8,000
                                                  2006                  9,000              52,000
                                                  2005                 20,000             104,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2007                 62,000              23,000
                                                  2006                 18,000             135,000
                                                  2005                  1,000             184,000
-----------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 25

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class R-5, no 12b-1 fees are paid from Class R-5 share assets and the following disclosure is not applicable to Class R-5.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this document) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

                  Intermediate Bond Fund of America -- Page 26

     OTHER SHARE CLASSES (CLASS C, 529-C, F, 529-F, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F                           0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F                       0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
     2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2007 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                  $9,020,000                 $1,634,000
------------------------------------------------------------------------------
        CLASS B                   2,417,000                    274,000
------------------------------------------------------------------------------
        CLASS C                   2,832,000                    552,000
------------------------------------------------------------------------------
        CLASS F                   1,089,000                    296,000
------------------------------------------------------------------------------
      CLASS 529-A                   271,000                     68,000
------------------------------------------------------------------------------
      CLASS 529-B                   213,000                     26,000
------------------------------------------------------------------------------
      CLASS 529-C                   735,000                    167,000
------------------------------------------------------------------------------
      CLASS 529-E                    38,000                     10,000
------------------------------------------------------------------------------
      CLASS 529-F                        --                         --
------------------------------------------------------------------------------
       CLASS R-1                     49,000                     13,000
------------------------------------------------------------------------------
       CLASS R-2                    846,000                    210,000
------------------------------------------------------------------------------
       CLASS R-3                    567,000                    138,000
------------------------------------------------------------------------------
       CLASS R-4                    103,000                     28,000
------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 27

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.

                  Intermediate Bond Fund of America -- Page 28

     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.

                  Intermediate Bond Fund of America -- Page 29

     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and

                  Intermediate Bond Fund of America -- Page 30

other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has

                  Intermediate Bond Fund of America -- Page 31

investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
August 31, 2007, 2006 and 2005 amounted to $3,206,000, $1,882,000 and
$2,058,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the year, resulting in an increase in brokerage concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets, Inc., J.P. Morgan Securities,
Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith and Goldman Sachs
and Co. As of the fund's most recent fiscal year-end, the fund held debt securities of Citigroup, Inc. in the amount of $50,205,000; Goldman Sachs Group
Inc. in the amount of $5,016,000; J.P. Morgan Chase & Co. in the amount of
$13,154,000; Lehman Brothers Holdings in the amount of $12,846,000; and Merrill
Lynch in the amount of $5,091,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the

                  Intermediate Bond Fund of America -- Page 32

calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules

                  Intermediate Bond Fund of America -- Page 33

about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

                  Intermediate Bond Fund of America -- Page 34

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from

                  Intermediate Bond Fund of America -- Page 35

the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

                  Intermediate Bond Fund of America -- Page 36

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations.
     Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This

                  Intermediate Bond Fund of America -- Page 37

     original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject

                  Intermediate Bond Fund of America -- Page 38

     to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                  Intermediate Bond Fund of America -- Page 39

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                  Intermediate Bond Fund of America -- Page 40

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

PURCHASES RECEIVED WITHOUT INVESTMENT INSTRUCTIONS -- When purchasing shares, you should designate the fund or funds in which you wish to invest. In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested
(without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of The Cash Management Trust of America on the third business day after receipt of your investment.

In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excludes exchanges) was made, provided such investment was made within the last 16 months. If no investment was made within the last 16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days.
Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of
The Cash Management Trust of America on the third business day after receipt of your investment.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares

                  Intermediate Bond Fund of America -- Page 41

are also available to clients of the Personal Investment Management group of
Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or

                  Intermediate Bond Fund of America -- Page 42

cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying applicable deferred sales charges on
     Class B shares, but you will not be required to pay a Class A sales charge.
     If you exchange your Class B shares for Class A shares after the contingent deferred sales charge period you are responsible for paying any applicable
     Class A sales charges.

     If you redeem Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase
     Class A shares; if you purchase Class A shares you are responsible for paying any applicable Class A sales charges.

                  Intermediate Bond Fund of America -- Page 43

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                  Intermediate Bond Fund of America -- Page 44

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

                  Intermediate Bond Fund of America -- Page 45

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or

                  Intermediate Bond Fund of America -- Page 46

more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been

                  Intermediate Bond Fund of America -- Page 47

     made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

                  Intermediate Bond Fund of America -- Page 48

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the

                  Intermediate Bond Fund of America -- Page 49

     last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                  Intermediate Bond Fund of America -- Page 50

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  Intermediate Bond Fund of America -- Page 51

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                  Intermediate Bond Fund of America -- Page 52

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors,

                  Intermediate Bond Fund of America -- Page 53

trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $4,155,000 for Class A shares and $261,000 for Class B shares for the 2007 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and
Management Company, as described under "Administrative services agreement."

                  Intermediate Bond Fund of America -- Page 54

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with certain shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP.
Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations.
The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or trustees. The Declaration of
Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such

                  Intermediate Bond Fund of America -- Page 55

shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD
Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

                  Intermediate Bond Fund of America -- Page 56

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2007

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.40
Maximum offering price per share
  (100/97.50 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.74

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                  Intermediate Bond Fund of America -- Page 57

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                  Intermediate Bond Fund of America -- Page 58

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                  Intermediate Bond Fund of America -- Page 59

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                  Intermediate Bond Fund of America -- Page 60

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                  Intermediate Bond Fund of America -- Page 61

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                  Intermediate Bond Fund of America -- Page 62

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH
LONG-TERM CREDIT RATINGS

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.
This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  Intermediate Bond Fund of America -- Page 63

B
Highly speculative.

     .    For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

     .
          For issuers and performing obligations, default is a real possibility.
          Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
          Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery
          Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

     .    For issuers and performing obligations, default of some kind appears probable.

     .    For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

     .     For issuers and performing obligations, default is imminent.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the
     'AAA' Long-term rating category, to categories below 'CCC', or to
     Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

                  Intermediate Bond Fund of America -- Page 64

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Intermediate Bond Fund of America -- Page 65

[logo – American Funds®]

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2007

Bonds & notes — 94.38%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 24.14%
Financials — 15.07%
Citigroup Inc. 4.20% 2007	$27,000	$26,880
Citigroup Inc. 5.40% 2008[1]	2,500	2,502
Citigroup Inc. 4.125% 2010	13,150	12,846
Citigroup Inc. 4.625% 2010	3,000	2,969
Citigroup Inc. 5.50% 2012	5,000	5,008
Washington Mutual Bank, FA 6.875% 2011	11,750	11,947
Washington Mutual, Inc. 5.00% 2012	1,200	1,147
Washington Mutual Bank, FA 5.50% 2013	3,000	2,899
Washington Mutual, Inc. 5.95% 2013	8,000	7,890
Washington Mutual Bank, FA 5.65% 2014	700	660
Washington Mutual Bank, FA, Series 16, 5.125% 2015	5,000	4,549
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,2]	6,500	5,695
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,2,3]	7,000	6,497
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[2]	10,000	9,812
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[2]	3,000	2,960
Prudential Funding, LLC, Series B, 6.60% 2008[2]	10,795	10,839
PRICOA Global Funding I 4.20% 2010[2]	10,000	9,819
PRICOA Global Funding I 5.30% 2013[2]	5,000	5,033
Hartford Financial Services Group, Inc. 4.70% 2007	4,000	4,000
Hartford Financial Services Group, Inc. 5.55% 2008	5,805	5,806
Hartford Financial Services Group, Inc. 5.25% 2011	6,600	6,654
Hartford Life Insurance Co. 5.46% 2012[1]	2,500	2,503
Glen Meadow Pass Through Trust 6.505% 2067[1,2,3]	13,750	13,234
Monumental Global Funding II, Series 2004-B, 3.90% 2009[2]	5,000	4,911
Monumental Global Funding II, Series 2004-F, 4.375% 2009[2]	2,000	1,979
Monumental Global Funding II, Series 2006-A, 5.42% 2009[1,2]	2,000	2,003
Monumental Global Funding II, Series 2005-B, 4.625% 2010[2]	2,500	2,486
Monumental Global Funding III 5.25% 2014[2]	8,000	8,079
Monumental Global Funding III 5.56% 2014[1,2]	11,850	11,782
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[2]	21,385	20,710
Westfield Group 5.40% 2012[2]	10,000	9,863
ASIF Global Financing XVIII 3.85% 2007[2]	8,000	7,963
International Lease Finance Corp. 4.50% 2008	3,000	2,971
International Lease Finance Corp. 4.75% 2009	5,000	4,919
American International Group, Inc. 4.70% 2010	3,000	2,975
International Lease Finance Corp. 5.00% 2010	3,280	3,255
American International Group, Inc. 5.375% 2011	2,000	2,009
ILFC E-Capital Trust I 5.90% 2065[1,2]	2,000	1,969
ILFC E-Capital Trust II 6.25% 2065[1,2]	2,000	1,941
Santander Issuances, SA Unipersonal 5.72% 2016[1,2]	3,000	2,979
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	17,900	18,215
Abbey National PLC 6.70% (undated)[1]	3,022	3,056
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	23,462	23,512
Wells Fargo & Co. 4.125% 2008	7,000	6,937
Wells Fargo & Co. 4.20% 2010	7,500	7,338
Wells Fargo Bank, National Assn. 4.75% 2015	6,500	6,199
PNC Funding Corp. 5.125% 2010	4,000	3,992
PNC Funding Corp., Series II, 6.113% (undated)[1,2]	16,300	15,600
Bank One Corp. 2.625% 2008	6,000	5,861
J.P. Morgan Chase & Co. 3.50% 2009	5,000	4,906
JPMorgan Chase & Co. 5.60% 2011	3,000	3,029
J.P. Morgan Chase & Co. 6.75% 2011	5,000	5,219
Kimco Realty Corp., Series C, 3.95% 2008	3,000	2,954
Kimco Realty Corp., Series C, 4.82% 2014	795	757
Kimco Realty Corp., Series C, 4.904% 2015	7,500	7,104
Kimco Realty Corp., Series C, 5.783% 2016	4,500	4,419
Kimco Realty Corp. 5.70% 2017	3,500	3,407
UniCredito Italiano SpA 5.584% 2017[1,2]	17,750	17,963
XL Capital Finance (Europe) PLC 6.50% 2012	3,600	3,745
XL Capital Ltd. 5.25% 2014	4,000	3,832
Twin Reefs Asset Trust (XLFA), Series B, 6.35% (undated)[1,2]	9,700	9,730
ORIX Corp. 5.48% 2011	16,750	16,896
US Bank National Assn. 4.40% 2008	17,000	16,817
American Express Co. 4.75% 2009	5,000	5,001
American Express Credit Corp., Series B, 5.00% 2010	7,000	7,031
American Express Co. 6.15% 2017	4,555	4,589
Lincoln National Corp. 6.50% 2008	8,385	8,415
Lincoln National Corp. 5.65% 2012	7,500	7,524
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[2]	12,000	11,971
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009[2]	4,000	3,959
National Westminster Bank PLC 7.375% 2009	5,000	5,259
National Westminster Bank PLC 7.75% (undated)[1]	9,795	9,823
American Honda Finance Corp. 5.125% 2010[2]	13,000	13,144
Lehman Brothers Holdings Inc. 6.50% 2017	6,500	6,411
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[1]	7,000	6,435
SLM Corp., Series A, 3.625% 2008	5,000	4,926
SLM Corp., Series A, 3.95% 2008	3,000	2,927
SLM Corp., Series A, 3.89% 2009[1]	5,000	4,640
ReliaStar Financial Corp. 6.50% 2008	4,000	4,035
ING Security Life Institutional Funding 4.25% 2010[2]	3,000	2,960
ING Bank NV 5.125% 2015[2]	5,400	5,289
New York Life Global Funding 3.875% 2009[2]	6,750	6,635
New York Life Global Funding 4.625% 2010[2]	5,000	5,001
Principal Life Global Funding I 4.40% 2010[2]	9,000	8,835
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	2,000	2,043
Protective Life Insurance Co., Series 2004-D, 4.00% 2009	3,000	2,951
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	7,750	7,763
Household Finance Corp. 6.40% 2008	10,000	10,051
Simon Property Group, LP 5.00% 2012	1,000	972
Simon Property Group, LP 5.75% 2012	8,000	8,004
HBOS Treasury Services PLC 5.25% 2017[2]	800	798
HBOS PLC 5.375% (undated)[1,2]	7,657	7,350
Genworth Financial, Inc. 4.75% 2009	5,000	4,942
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	2,000	1,999
Genworth Global Funding Trust, Series 2007-B, 5.698% 2012[1]	1,000	988
Berkshire Hathaway Finance Corp. 4.125% 2010	8,000	7,905
ERP Operating LP 6.95% 2011	1,877	1,961
ERP Operating LP 6.625% 2012	2,000	2,074
ERP Operating LP 5.25% 2014	4,000	3,851
Skandinaviska Enskilda Banken AB 6.875% 2009	1,000	1,029
Skandinaviska Enskilda Banken AB 5.471% (undated)[1,2]	7,000	6,568
Banco Bilbao Vizcaya Argentaria, SA 5.75% 2017[2]	6,600	6,765
BBVA International SA Unipersonal 5.919% (undated)[1,2]	700	629
Bank of America Corp. 5.36% 2008[1]	250	250
Bank of America Corp. 4.50% 2010	7,000	6,869
Wachovia Corp. 5.625% 2016	7,000	6,906
Resona Bank, Ltd. 5.85% (undated)[1,2]	7,000	6,651
Countrywide Home Loans, Inc., Series L, 4.00% 2011[4]	4,000	3,583
Countrywide Financial Corp., Series B, 5.80% 2012[1]	2,000	1,807
Countrywide Financial Corp., Series B, 5.80% 2012	500	470
Principal Life Insurance Co. 3.20% 2009	6,000	5,841
Union Bank of California, NA 5.95% 2016	5,750	5,821
Barclays Bank PLC 5.926% (undated)[1,2]	5,958	5,655
Merrill Lynch & Co., Inc., Series C, 6.05% 2012	5,000	5,091
ACE INA Holdings Inc. 5.875% 2014	5,000	5,044
Goldman Sachs Group, Inc. 6.25% 2017	5,000	5,016
Toyota Motor Credit Corp., Series B, 5.25% 2008	5,000	4,991
Korea Development Bank 4.625% 2010	5,000	4,925
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[1,2]	5,000	4,828
Standard Chartered PLC 6.409% (undated)[1,2]	5,000	4,631
CIT Group Inc. 5.65% 2017	4,500	3,944
BNP Paribas 5.125% 2015[2]	4,075	3,927
Residential Capital, LLC 7.50% 2012	5,000	3,803
Brandywine Operating Partnership, LP 5.75% 2012	65	65
Brandywine Operating Partnership, LP 5.40% 2014	935	897
Brandywine Operating Partnership, LP 5.70% 2017	3,000	2,828
Capmark Financial Group, Inc. 5.875% 2012[2]	4,000	3,546
Ambac Financial Group, Inc. 6.15% 2087[1]	3,080	2,364
St. Paul Travelers Companies, Inc. 6.25% 2016	2,250	2,322
Allstate Life Global Funding 4.25% 2010	2,000	1,975
North Front Pass Through Trust 5.81% 2024[1,2]	2,000	1,953
Financial Security Assurance Holdings Ltd. 6.40% 2066[1,2]	2,000	1,706
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[1]	1,500	1,437
QBE Capital Funding II LP 6.797% (undated)[1,2]	1,360	1,289
Nationwide Financial Services, Inc. 6.75% 2067[1]	1,390	1,234
AXA SA 6.379% (undated)[1,2]	905	818
		772,371

Telecommunication services — 1.73%
BellSouth Corp. 4.20% 2009	12,000	11,762
SBC Communications Inc. 6.25% 2011	34,250	35,157
France Télécom 7.75% 2011[1]	12,500	13,387
Vodafone Group PLC 7.75% 2010	9,525	10,041
Singapore Telecommunications Ltd. 6.375% 2011[2]	7,000	7,321
Verizon Global Funding Corp. 7.375% 2012	5,000	5,428
Deutsche Telekom International Finance BV 8.00% 2010[1]	5,000	5,326
		88,422

Industrials — 1.55%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,4]	15,957	16,622
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,4]	2,047	2,184
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[4]	13,860	14,215
Caterpillar Inc. 4.50% 2009	11,750	11,666
John Deere Capital Corp., Series D, 4.375% 2008	11,500	11,424
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 5.71% 2015[1,3,4]	10,000	9,600
USG Corp. 6.30% 2016	5,000	4,813
Atlas Copco AB 5.60% 2017[2]	4,000	3,965
General Electric Co. 5.00% 2013	2,000	1,976
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[4]	1,883	1,910
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,4]	986	996
		79,371

Consumer staples — 1.32%
Diageo Capital PLC 3.50% 2007	12,000	11,941
Diageo Capital PLC 4.375% 2010	10,500	10,344
Costco Wholesale Corp. 5.30% 2012	20,700	20,894
Wal-Mart Stores, Inc. 4.125% 2010	13,000	12,693
Wal-Mart Stores, Inc. 4.75% 2010	7,500	7,450
CVS Corp. 6.117% 2013[2,4]	1,641	1,699
CVS Corp. 6.036% 2028[2,4]	2,705	2,646
		67,667

Utilities — 1.20%
National Grid PLC 6.30% 2016	10,990	11,277
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,322
Ohio Power Co., Series J, 5.30% 2010	8,000	8,026
Scottish Power PLC 4.91% 2010	4,000	3,979
Scottish Power PLC 5.375% 2015	4,000	3,941
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	5,000	4,961
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	2,250	2,224
Georgia Power Co., Series V, 4.10% 2009	7,000	6,872
Pacificorp Australia LLC, AMBAC insured, 6.15% 2008[2]	6,000	6,029
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008[2]	3,500	3,527
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	2,000	1,990
		61,148

Consumer discretionary — 1.14%
Federated Department Stores, Inc. 6.625% 2008	2,000	2,011
Federated Retail Holdings, Inc. 5.35% 2012	11,025	10,914
Kohl’s Corp. 6.30% 2011	3,000	3,117
Kohl’s Corp. 7.375% 2011	4,175	4,509
Gannett Co., Inc. 4.125% 2008	7,000	6,914
J.C. Penney Corp., Inc. 5.75% 2018	6,500	6,289
Lowe’s Companies, Inc. 8.25% 2010	5,000	5,416
Carnival Corp. 6.15% 2008	5,401	5,407
Time Warner Cable Inc. 5.40% 2012[2]	5,000	4,947
Home Depot, Inc. 5.485% 2009[1]	1,500	1,482
Home Depot, Inc. 5.20% 2011	3,000	2,966
Comcast Corp. 6.30% 2017	2,750	2,783
Target Corp. 5.375% 2009	1,700	1,715
		58,470

Energy — 0.96%
TransCanada PipeLines Ltd. 6.35% 2067[1]	15,970	15,335
Kinder Morgan Energy Partners LP 5.00% 2013	5,000	4,744
Kinder Morgan Energy Partners LP 5.125% 2014	5,000	4,731
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,4]	5,667	5,632
Apache Corp. 5.625% 2017	4,800	4,782
Qatar Petroleum 5.579% 2011[2,4]	4,445	4,498
Gaz Capital SA 6.51% 2022[2]	4,345	4,210
Sunoco, Inc. 5.75% 2017	3,000	2,967
Enbridge Inc. 5.60% 2017	2,500	2,428
		49,327

Information technology — 0.61%
Cisco Systems, Inc. 5.25% 2011	12,750	12,840
National Semiconductor Corp. 6.15% 2012	6,500	6,624
National Semiconductor Corp. 6.60% 2017	5,000	5,143
Western Union Co. 5.40% 2011	6,750	6,748
		31,355

Health care — 0.43%
UnitedHealth Group Inc. 3.75% 2009	7,000	6,872
UnitedHealth Group Inc. 6.00% 2017[2]	5,750	5,884
Amgen Inc. 4.00% 2009	7,000	6,844
Hospira, Inc. 5.55% 2012	2,500	2,495
		22,095

MATERIALS — 0.13%
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	7,000	6,793

Total corporate bonds & notes (cost: $1,253,258,000)		1,237,019

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)[4]— 14.10%
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	5,470	5,301
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	15,145	15,075
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	10,861	10,964
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	4,969	4,951
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035[3]	5,112	4,811
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	3,215	3,200
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	6,873	6,763
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	2,990	2,943
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 6.005% 2035[1,3]	3,451	3,444
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	5,975	5,913
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	21,316	21,380
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	6,242	6,214
Countrywide Alternative Loan Trust, Series 2007-12T1, Class A-5, 6.00% 2037	23,000	21,863
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.886% 2047[1]	42,956	42,432
Wells Fargo Mortgage-backed Securities Trust, Series 2003-10, Class A-1, 4.50% 2018	6,551	6,239
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	3,693	3,580
Wells Fargo Mortgage-backed Securities Trust, Series 2005-13, Class A-1, 5.00% 2020	21,085	20,438
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.705% 2033[1]	5,750	5,527
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	21,728	21,328
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.66% 2036[1]	10,215	10,041
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	987	991
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	712	716
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,086	1,086
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,063	2,106
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035	13,979	13,788
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	4,832	4,755
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,3]	21,503	14,197
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	9,976	9,931
CS First Boston Mortgage Securities Corp., Series 2007-2, Class 3-A-4, 5.50% 2037	4,500	4,238
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037[1]	4,386	4,378
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037[3]	8,960	8,914
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	16,292	15,794
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[3]	4,574	4,428
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034[3]	1,248	1,021
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	10,672	10,633
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035	7,000	6,746
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037[3]	7,000	6,913
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[3]	15,120	14,870
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037[3]	19,430	19,329
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	19,306	18,712
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.251% 2034[1]	2,653	2,590
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.108% 2047[1,3]	5,000	5,006
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.847% 2036[1]	25,200	24,591
MASTR Alternative Loan Trust, Series 2004-10, Class 2-A-1, 5.50% 2019	6,129	6,044
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033[3]	1,630	1,570
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034[3]	2,060	1,984
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	5,933	5,712
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	2,959	2,848
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035[3]	1,944	1,871
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.051% 2033[1]	1,010	1,002
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.112% 2033[1]	5,160	5,077
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[1]	6,500	6,304
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.92% 2035[1]	7,244	7,124
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A-2, 5.00% 2018	22	21
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	4,884	4,859
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.474% 2033[1]	938	929
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.35% 2037[1]	6,438	6,328
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.879% 2037[1]	2,996	2,924
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.765% 2045[1]	3,564	3,467
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020	2,796	2,710
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	10,561	10,526
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[3]	5,000	5,038
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	5,589	5,561
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	6,945	6,890
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4, Class I-A-10, 6.25% 2037	4,874	4,911
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.765% 2035[1,3]	7,130	6,919
Washington Mutual Mortgage, WMALT Series 2006-1, Class 4-CB, 6.50% 2036	9,825	9,824
Banc of America Mortgage Securities Trust, Series 2003-10, Class 5-A-1, 4.50% 2018	7,432	7,077
Banc of America Mortgage Securities Trust, Series 2004-7, Class 4-A-1, 5.00% 2019	9,083	8,816
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.939% 2036[1]	3,975	3,972
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.944% 2037[1,3]	9,935	9,685
Residential Funding Mortgage Securities I, Inc., Series 2003-S16, Class A-3, 5.00% 2018	8,738	8,469
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	5,140	4,864
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.685% 2034[1]	2,967	2,872
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.639% 2037[1]	9,804	9,882
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	5,514	5,297
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.514% 2027[1,2]	2,041	2,036
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.731% 2027[1,2]	2,080	2,075
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.835% 2028[1,2]	2,940	2,969
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	12,725	12,226
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.153% 2036[1]	11,556	11,659
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018	11,054	10,647
Citicorp Mortgage Securities, Inc., Series 2003-10, Class A-1, 4.50% 2018	11,156	10,624
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.452% 2019[1,2]	9,906	9,858
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[1]	10,009	9,646
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019	2,891	2,753
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.927% 2035[1]	5,709	5,615
Residential Asset Mortgage Products, Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	8,468	8,282
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A1, 5.00% 2034	8,411	8,213
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	1,500	1,452
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037[3]	6,498	6,464
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	6,675	6,730
MASTR Asset Securitization Trust, Series 2003-5, Class 2-A-1, 5.00% 2018	5,990	5,805
PUMA Global Trust No. 1, Class B, 5.85% 2033[1,3]	5,500	5,499
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	2,827	2,800
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[1]	2,662	2,649
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.338% 2045[1,3]	2,772	2,631
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035[3]	2,042	1,982
MASTR Adjustable Rate Mortgage Trust, Series 2006-2, Class 4-A-1, 4.991% 2036[1]	269	265
Paine Webber CMO, Series O, Class 5, 9.50% 2019	226	246
		722,643

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS[4]— 12.60%
Fannie Mae 7.00% 2008	15	15
Fannie Mae 7.00% 2009	29	29
Fannie Mae 7.00% 2009	5	5
Fannie Mae 7.50% 2009	39	39
Fannie Mae 7.50% 2009	35	36
Fannie Mae 7.50% 2009	26	26
Fannie Mae 7.50% 2009	4	4
Fannie Mae 8.50% 2009	6	6
Fannie Mae 9.00% 2009	55	55
Fannie Mae 9.00% 2009	53	53
Fannie Mae 9.50% 2009	97	100
Fannie Mae 7.00% 2010	26	26
Fannie Mae 9.50% 2010	2	2
Fannie Mae 7.00% 2011	281	284
Fannie Mae 7.00% 2011	141	143
Fannie Mae 7.00% 2011	18	18
Fannie Mae 7.00% 2012	216	221
Fannie Mae 8.50% 2014	2	2
Fannie Mae 7.00% 2015	1,445	1,499
Fannie Mae 7.00% 2015	394	409
Fannie Mae 7.00% 2015	65	68
Fannie Mae 7.00% 2015	35	37
Fannie Mae 7.50% 2015	694	724
Fannie Mae 7.50% 2015	652	681
Fannie Mae 7.50% 2015	320	335
Fannie Mae 7.50% 2015	282	295
Fannie Mae 7.50% 2015	89	94
Fannie Mae 7.50% 2015	72	75
Fannie Mae 7.50% 2015	61	64
Fannie Mae 9.00% 2015	418	444
Fannie Mae 13.50% 2015	183	211
Fannie Mae 7.00% 2016	1,022	1,064
Fannie Mae 7.00% 2016	437	455
Fannie Mae 7.00% 2016	218	227
Fannie Mae 7.50% 2016	362	380
Fannie Mae 9.00% 2016	617	666
Fannie Mae 11.50% 2016	201	226
Fannie Mae 7.00% 2017	1,056	1,102
Fannie Mae 7.00% 2017	608	635
Fannie Mae 7.00% 2017	424	440
Fannie Mae 9.00% 2018	17	19
Fannie Mae 10.00% 2018	108	121
Fannie Mae 11.50% 2019	664	745
Fannie Mae 5.00% 2020	11,591	11,377
Fannie Mae 11.00% 2020	161	184
Fannie Mae 11.00% 2020	81	90
Fannie Mae 11.50% 2020	151	169
Fannie Mae 10.00% 2021	174	195
Fannie Mae 9.50% 2022	49	54
Fannie Mae 7.50% 2023	200	212
Fannie Mae 6.00% 2024	4,306	4,324
Fannie Mae 10.00% 2025	190	213
Fannie Mae 6.00% 2026	2,827	2,839
Fannie Mae 8.50% 2026	25	27
Fannie Mae 9.31% 2026[1]	967	1,065
Fannie Mae 9.50% 2026	410	467
Fannie Mae 8.50% 2027	88	95
Fannie Mae 7.50% 2031	96	102
Fannie Mae 5.50% 2034	6,603	6,459
Fannie Mae 4.50% 2035	6,711	6,210
Fannie Mae 4.50% 2035	298	276
Fannie Mae 6.50% 2035	6,992	7,134
Fannie Mae 4.50% 2036	2,268	2,100
Fannie Mae 6.00% 2036	6,452	6,445
Fannie Mae 6.00% 2036	2,593	2,591
Fannie Mae 5.50% 2037	7,585	7,320
Fannie Mae 5.50% 2037	5,865	5,660
Fannie Mae 5.50% 2037	5,175	4,994
Fannie Mae 5.50% 2037	241	233
Fannie Mae 5.888% 2037[1]	12,432	12,532
Fannie Mae 5.90% 2037[1]	17,056	17,196
Fannie Mae 6.50% 2037	13,493	13,578
Fannie Mae 6.50% 2037	12,825	12,905
Fannie Mae 6.50% 2037	4,987	5,021
Fannie Mae 6.836% 2037[1]	5,469	5,595
Fannie Mae 7.00% 2037	22,394	23,026
Fannie Mae 7.00% 2037	21,167	21,777
Fannie Mae 7.00% 2037	10,487	10,717
Fannie Mae 7.00% 2037	8,913	9,164
Fannie Mae 7.00% 2037[3]	6,500	6,623
Fannie Mae 7.00% 2037	4,502	4,603
Fannie Mae 7.00% 2037	2,513	2,568
Fannie Mae 7.00% 2037	1,649	1,700
Fannie Mae 7.50% 2037	5,209	5,378
Fannie Mae 7.50% 2037	1,150	1,188
Fannie Mae 6.50% 2047	19,424	19,484
Fannie Mae 7.00% 2047	2,004	2,041
Fannie Mae, Series D, Class 2, 11.00% 2009	46	46
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	14,000	14,798
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	17,204
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,071
Fannie Mae, Series 88-16, Class B, 9.50% 2018	22	25
Fannie Mae, Series 90-21, Class Z, 9.00% 2020	418	452
Fannie Mae, Series 2001-4, Class GA, 10.265% 2025[1]	959	1,061
Fannie Mae, Series 2001-4, Class NA, 11.889% 2025[1]	2,437	2,720
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,641	1,705
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,522	1,591
Fannie Mae, Series 2001-20, Class D, 11.073% 2031[1]	164	184
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	7,424	7,169
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	12,360	9,331
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	6,684	5,185
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	27,210	27,527
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	12,305	12,504
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	8,630	8,791
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037[3]	14,674	9,838
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	11,033	10,961
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	12,544	12,727
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	365	376
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	338	352
Freddie Mac 7.00% 2008	27	27
Freddie Mac 8.00% 2008	4	4
Freddie Mac 8.50% 2008	4	4
Freddie Mac 8.75% 2008	1	1
Freddie Mac 8.50% 2009	27	28
Freddie Mac 8.00% 2010	38	38
Freddie Mac 9.50% 2010	1	1
Freddie Mac 8.00% 2012	68	70
Freddie Mac 9.50% 2013	2	2
Freddie Mac 6.00% 2014	104	106
Freddie Mac 6.00% 2014	66	67
Freddie Mac 4.00% 2015	6,203	5,843
Freddie Mac 7.00% 2015	92	96
Freddie Mac 8.00% 2017	248	261
Freddie Mac 8.00% 2017	92	97
Freddie Mac 8.00% 2017	69	73
Freddie Mac 8.50% 2018	6	6
Freddie Mac 10.00% 2018	515	580
Freddie Mac 8.50% 2019	67	72
Freddie Mac 10.00% 2019	380	431
Freddie Mac 8.50% 2020	26	27
Freddie Mac 8.50% 2021	37	40
Freddie Mac 10.00% 2021	169	188
Freddie Mac 10.00% 2025	225	250
Freddie Mac 6.00% 2026	1,323	1,329
Freddie Mac 6.00% 2026	617	620
Freddie Mac 9.00% 2030	278	303
Freddie Mac 5.50% 2037	10,918	10,660
Freddie Mac 5.50% 2037	2,438	2,380
Freddie Mac 6.00% 2037	80,750	80,662
Freddie Mac 6.00% 2037	17,750	17,727
Freddie Mac 6.012% 2037[1]	18,320	18,438
Freddie Mac 6.405% 2037[1]	10,525	10,652
Freddie Mac 6.472% 2037[1]	11,696	11,837
Freddie Mac 6.50% 2037	2,103	2,116
Freddie Mac, Series 2310, Class B, 9.882% 2015[1]	83	92
Freddie Mac, Series 2356, Class GD, 6.00% 2016	17,713	18,002
Freddie Mac, Series 2310, Class A, 10.546% 2017[1]	301	326
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,647	1,491
Freddie Mac, Series 1567, Class A, 4.441% 2023[1]	91	84
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	682	708
Freddie Mac, Series 3061, Class PN, 5.50% 2035	17,137	17,134
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	12,465	9,245
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	6,008	4,509
Freddie Mac, Series 3156, Class NG, 6.00% 2036	8,685	8,861
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	2,830	2,105
Freddie Mac, Series 3271, Class OA, 6.00% 2037	9,781	9,991
Government National Mortgage Assn. 8.50% 2007	3	3
Government National Mortgage Assn. 8.50% 2008	8	8
Government National Mortgage Assn. 9.00% 2008	26	26
Government National Mortgage Assn. 9.50% 2009	294	302
Government National Mortgage Assn. 9.00% 2016	14	16
Government National Mortgage Assn. 8.50% 2017	106	114
Government National Mortgage Assn. 9.50% 2020	74	84
Government National Mortgage Assn. 9.50% 2020	48	53
Government National Mortgage Assn. 8.50% 2021	212	231
Government National Mortgage Assn. 8.50% 2021	96	105
Government National Mortgage Assn. 9.00% 2021	82	90
Government National Mortgage Assn. 8.50% 2022	38	41
Government National Mortgage Assn. 8.50% 2022	34	37
Government National Mortgage Assn. 8.50% 2022	19	20
Government National Mortgage Assn. 8.50% 2023	267	290
		645,633

FEDERAL AGENCY BONDS & NOTES — 12.47%
Freddie Mac 4.125% 2009	30,000	29,613
Freddie Mac 5.75% 2009	36,250	36,769
Freddie Mac 6.625% 2009	80,750	83,721
Freddie Mac 4.125% 2010	15,000	14,764
Freddie Mac 5.25% 2011	78,140	79,500
Freddie Mac 5.875% 2011	50,000	51,589
Freddie Mac 5.75% 2016	2,000	2,072
Fannie Mae 5.25% 2007	26,500	26,524
Fannie Mae 6.34% 2007	5,000	5,010
Fannie Mae 4.00% 2008	30,000	29,806
Fannie Mae 6.625% 2009	11,900	12,337
Fannie Mae 6.00% 2011	35,000	36,462
Fannie Mae 5.25% 2012	56,000	56,638
Fannie Mae 6.125% 2012	12,250	12,912
Federal Home Loan Bank 3.375% 2007	65,000	64,919
Federal Home Loan Bank 3.375% 2008	36,280	36,049
Federal Home Loan Bank 5.04% 2008[1]	5,365	5,366
Federal Home Loan Bank 5.625% 2016	24,250	24,859
Federal Agricultural Mortgage Corp. 4.25% 2008	7,500	7,455
Federal Agricultural Mortgage Corp. 4.875% 2011[2]	17,750	17,795
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,516
Federal Agricultural Mortgage Corp. 5.50% 2011[2]	500	513
Federal Agricultural Mortgage Corp. 5.125% 2017[2]	1,070	1,061
CoBank ACB 5.96% 2022[1,2]	2,125	2,129
		639,379

ASSET-BACKED OBLIGATIONS[4]— 11.71%
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[2]	1,426	1,420
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[1,2]	8,488	8,447
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[2]	4,250	4,209
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2]	10,000	9,975
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[2]	14,000	14,098
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[2]	6,750	6,707
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[2]	6,500	6,472
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	22,750	22,181
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	7,500	7,464
MBNA Credit Card Master Note Trust, Series 2003-1, Class C, 7.311% 2012[1]	7,000	7,111
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,202
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	4,750	4,777
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	7,500	7,484
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	8,750	8,773
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	9,500	9,594
Triad Automobile Receivables Trust, Series 2006-C, Class A-2, AMBAC insured, 5.40% 2010	3,043	3,041
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	6,000	5,984
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	10,000	9,844
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	5,000	4,968
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[2,3]	2,770	2,731
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[2,3]	1,950	1,912
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[2]	5,000	4,947
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[2]	3,000	3,037
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[2]	9,350	9,460
Capital One Multi-asset Execution Trust, Series 2003-4, Class B, 6.411% 2011[1]	3,000	3,000
Capital One Multi-asset Execution Trust, Series 2005-11, Class A, 5.651% 2013[1]	3,500	3,477
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	6,400	6,394
Capital One Multi-asset Execution Trust, Series 2006-3, Class A, 5.05% 2018[3]	8,000	7,906
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[2,3]	1,689	1,669
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[2,3]	12,000	11,908
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[2,3]	7,000	6,994
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[2]	3,916	3,895
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[1,2]	16,000	16,015
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	14,250	14,199
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	5,000	4,980
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	12,495	12,487
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	6,000	6,052
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	3,452	3,412
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	5,250	5,155
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	9,000	9,002
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[2]	17,017	16,812
Susquehanna Auto Lease Trust, Series 2007-1, Class A-2, 5.32% 2009[2]	5,000	4,995
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	10,000	9,977
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	14,050	13,749
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027[3]	1,000	910
CWHEQ Home Equity Loan Trust, Series 2007-9, Class 2-A-3, 5.685% 2047[1,2]	12,885	12,308
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009	12,500	12,524
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	12,312
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[1]	12,185	11,340
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1,3]	10,669	10,135
Chase Issuance Trust, Series 2006-8, Class A, 5.671% 2016[1]	10,000	9,792
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	5,439	5,416
UPFC Auto Receivables Trust, Series 2007-A, Class A-3, MBIA insured, 5.53% 2013	4,250	4,288
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2]	5,750	5,679
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	4,000	3,951
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	9,671	9,279
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012	2,580	2,761
MBNA Master Credit Card Trust II, Series 2000-H, Class A, 5.861% 2013[1]	6,500	6,502
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	6,750	6,699
Advanta Business Card Master Trust, Series 2006-C1, Class C, 6.018% 2014[1,3]	2,000	1,980
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, 5.761% 2037[1,3]	8,502	8,162
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	2,731	2,862
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	4,886	5,109
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[2]	8,000	7,969
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-2, 4.98% 2013	7,900	7,837
Home Equity Mortgage Trust, Series 2006-3, Class A-1, 5.472% 2036[1]	8,086	7,431
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 2035[1,2]	7,500	7,342
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	7,000	7,021
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 6.005% 2034[1]	7,203	6,987
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.40% 2035[1,2,3]	7,000	6,885
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[1,3]	7,000	6,720
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	4,263	4,210
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	1,387	1,326
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017	3,735	3,686
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,500	1,464
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	5,000	4,984
BA Credit Card Trust, Series 2004-1, Class B, 5.691% 2012[1]	5,000	4,918
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[2]	4,974	4,638
CWABS, Inc., Series 2006-24, Class 2-A-3, 5.655% 2037[1]	5,000	4,624
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Class A-1, 5.805% 2037[1,3]	4,659	4,426
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1]	4,485	4,155
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	4,122	4,101
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	4,000	3,996
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,3]	3,630	3,425
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	3,000	3,011
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[2]	2,765	2,795
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029[3]	760	779
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[3]	1,789	1,837
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027[3]	2,047	1,992
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031[2,3]	1,211	1,201
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	1,182	1,198
Washington Mutual Master Note Trust, Series 2007-B1, Class B-1, 4.95% 2014[2]	1,000	983
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[1]	694	688
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030[3]	424	395
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 6.768% 2031[1]	348	348
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	125	125
		600,422

U.S. TREASURY BONDS & NOTES — 10.37%
U.S. Treasury 3.00% 2007	4,300	4,291
U.S. Treasury 4.75% 2008	9,800	9,860
U.S. Treasury 3.625% 2009	24,775	24,520
U.S. Treasury 5.50% 2009[5]	24,250	24,760
U.S. Treasury 6.00% 2009	26,100	26,971
U.S. Treasury 3.625% 2010	5,355	5,283
U.S. Treasury 4.00% 2010	60,575	60,296
U.S. Treasury 2.375% 2011[3,6]	2,782	2,776
U.S. Treasury 4.25% 2011	102,250	102,434
U.S. Treasury 4.50% 2011	38,000	38,365
U.S. Treasury 4.50% 2011	13,150	13,278
U.S. Treasury 4.625% 2011	15,000	15,211
U.S. Treasury 4.875% 2011	82,775	84,670
U.S. Treasury 4.875% 2011	17,510	17,894
U.S. Treasury 3.625% 2013	49,065	47,409
U.S. Treasury 4.25% 2013	42,500	42,374
U.S. Treasury 4.25% 2014	8,675	8,586
U.S. Treasury Principal Strip 0% 2037	11,250	2,727
		531,705

COMMERCIAL MORTGAGE-BACKED SECURITIES[4]— 8.48%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	12,411	12,103
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,216
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 2037[1]	5,000	4,948
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	10,689	10,428
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	4,811
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	6,750	6,645
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	7,500	7,370
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	7,000	7,144
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A-2, 3.808% 2036	2,557	2,515
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	964
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class G, 5.557% 2036[1,2]	1,600	1,397
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	8,250	8,475
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	2,000	1,945
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 2038[2]	2,000	1,788
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[1]	3,000	2,957
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	13,500	13,235
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	3,113	3,123
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,450	6,522
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.086% 2041[1]	1,500	1,575
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,307	2,370
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	2,083	2,049
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	3,875	3,737
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-AB, 4.673% 2041	3,000	2,906
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	3,000	2,960
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.40% 2045[1]	10,500	10,331
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030	324	323
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.238% 2031[1,2]	75,619	1,473
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class A-1, 5.91% 2031	523	521
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	3,021	2,933
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	2,383	2,397
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	12,250	11,763
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,610	4,459
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	13,000	12,108
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	8,974	8,766
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	2,000	1,934
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2]	8,350	8,330
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2]	1,270	1,252
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	8,750	8,694
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2]	2,000	2,009
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 2036[2,3]	2,000	1,978
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	561	564
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,500	18,979
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class F, 4.718% 2036[1,2]	3,000	2,699
GE Commercial Mortgage Corp., Series 2003-C2, Class A-2, 4.17% 2037	3,200	3,146
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	3,000	2,907
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.281% 2039[1]	2,000	1,899
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,000	1,868
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.518% 2044[1]	3,500	3,428
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.512% 2045[1]	2,000	1,989
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	3,600	3,507
GE Commercial Mortgage Corp., Series 2005-C1, Class A-3, 4.578% 2048	1,740	1,678
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2,3]	12,000	11,749
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2,3]	8,180	7,988
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	7,600	7,467
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	5,020	4,850
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	7,500	7,402
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[2]	11,350	11,421
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[2,3]	7,063	6,977
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	9,930	10,175
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	8,261	8,057
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2]	6,250	6,182
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2]	1,000	964
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[2,3]	1,000	968
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3]	7,500	7,302
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033	711	711
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	2,064
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	334	333
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	11,350	11,649
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	5,000	4,922
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	9,790	9,546
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	2,425	2,432
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	1,738	1,822
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	5,451	5,368
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	1,465	1,479
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[1]	10,000	9,877
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	4,506	4,540
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031	4,000	4,072
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2,3]	794	783
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	4,373	4,408
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	4,629	4,502
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 2011[2]	7,685	7,857
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	2,684	2,709
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	4,599	4,778
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	561	562
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	4,482	4,486
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031[1]	3,250	3,295
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	1,649	1,664
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	2,000	2,029
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.374% 2042[1]	2,000	1,979
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[1]	2,000	1,917
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	1,460	1,456
		434,860

NON-U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.42%
Corporación Andina de Fomento 6.875% 2012	20,000	21,323

MUNICIPALS — 0.09%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds
(San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009[2]	3,921	3,938
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	469	470
		4,408

Total bonds & notes (cost: $4,870,663,000)		4,837,392

Preferred securities — 0.80%	Shares

FINANCIALS — 0.72%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	14,000,000	15,104
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[1,2]	13,865,000	13,974
Deutsche Bank Capital Funding Trust I 7.872%[1,2]	5,000,000	5,243
BAC Capital Trust XIII 5.76%[1]	2,700,000	2,439
		36,760

U.S. GOVERNMENT AGENCY SECURITIES — 0.08%
US AgBank 6.11%[1,2,3]	4,250,000	4,054

Total preferred securities (cost: $43,035,000)		40,814

	Principal amount
Short-term securities — 4.97%	(000)

Procter & Gamble Co. 5.22% due 9/17/2007[2]	$31,000	30,924
Procter & Gamble International Funding S.C.A. 5.21% due 10/29/2007[2,5]	9,300	9,218
AT&T Inc. 5.26% due 9/27/2007[2]	32,300	32,172
Private Export Funding Corp. 5.21% due 10/26/2007[2,5]	32,000	31,742
Three Pillars Funding, LLC 5.32% due 9/4/2007[2]	30,714	30,696
Colgate-Palmolive Co. 5.20% due 9/13/2007[2]	30,000	29,944
Ranger Funding Co. LLC 5.27% due 9/4/2007[2]	13,100	13,092
Target Corp. 5.24% due 9/4/2007	13,000	12,992
Federal Home Loan Bank 5.12% due 10/5/2007	12,500	12,438
Illinois Tool Works Inc. 5.22% due 9/11/2007	10,800	10,783
International Bank for Reconstruction and Development 5.14% due 9/14/2007	10,300	10,279
Federal Farm Credit Banks 4.88% due 10/22/2007[5]	9,400	9,334
Tennessee Valley Authority 4.73% due 9/27/2007	8,900	8,868
Park Avenue Receivables Co., LLC 5.33%–5.75% due 9/4/2007[2]	7,700	7,695
Harley-Davidson Funding Corp. 5.22% due 10/17/2007[2,5]	3,100	3,079
Wal-Mart Stores Inc. 5.20% due 11/14/2007[2,5]	1,800	1,779

Total short-term securities (cost: $255,037,000)		255,035

Total investment securities (cost: $5,168,735,000)		5,133,241
Other assets less liabilities		(7,714)

Net assets		$5,125,527

[1]	Coupon rate may change periodically.
[2]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,019,570,000, which represented 19.89% of the net assets of the fund.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $298,910,000.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
[6]	Index-linked bond whose principal amount moves with a government retail price index.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-923-1007O-S10926

Financial statements

Statement of assets and liabilities
at August 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $5,168,735)		$5,133,241
Cash		255
Receivables for:
Sales of investments	$30,827
Sales of fund's shares	8,795
Interest	43,598	83,220
		5,216,716
Liabilities:
Payables for:
Purchases of investments	74,079
Repurchases of fund's shares	10,485
Dividends on fund's shares	1,144
Investment advisory services	1,147
Services provided by affiliates	4,029
Deferred trustees' compensation	170
Other	135	91,189
Net assets at August 31, 2007		$5,125,527

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,241,054
Undistributed net investment income		1,713
Accumulated net realized loss		(81,746)
Net unrealized depreciation		(35,494)
Net assets at August 31, 2007		$5,125,527

Shares of beneficial interest issued and outstanding - unlimited shares authorized (382,555 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$3,538,676	264,117	$13.40
Class B	226,399	16,898	13.40
Class C	261,731	19,535	13.40
Class F	482,364	36,002	13.40
Class 529-A	134,975	10,074	13.40
Class 529-B	20,989	1,567	13.40
Class 529-C	69,862	5,214	13.40
Class 529-E	8,112	606	13.40
Class 529-F	24,255	1,810	13.40
Class R-1	5,394	403	13.40
Class R-2	116,795	8,717	13.40
Class R-3	118,545	8,848	13.40
Class R-4	46,843	3,496	13.40
Class R-5	70,587	5,268	13.40
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.74 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2007	(dollars in thousands)

Investment income:
Income:
Interest		$254,425

Fees and expenses(*):
Investment advisory services	$14,786
Distribution services	18,180
Transfer agent services	4,416
Administrative services	2,644
Reports to shareholders	267
Registration statement and prospectus	260
Postage, stationery and supplies	491
Trustees' compensation	95
Auditing and legal	105
Custodian	25
State and local taxes	48
Other	59
Total fees and expenses before reimbursements/waivers	41,376
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,479
Administrative services	170
Total fees and expenses after reimbursements/waivers		39,727
Net investment income		214,698

Net realized loss and unrealized appreciation on investments:
Net realized loss on investments		(7,924)
Net unrealized appreciation on investments		9,179
Net realized loss and unrealized appreciation on investments		1,255

Net increase in net assets resulting from operations		$215,953

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	August 31
	2007	2006
Operations:
Net investment income	$214,698	$195,423
Net realized loss on investments	(7,924)	(39,022)
Net unrealized appreciation (depreciation) on investments	9,179	(53,374)
Net increase in net assets resulting from operations	215,953	103,027

Dividends paid or accrued to shareholders from net investment income	(214,398)	(196,646)

Net capital share transactions	44,424	(96,883)

Total increase (decrease) in net assets	45,979	(190,502)

Net assets:
Beginning of year	5,079,548	5,270,050
End of year (including undistributed
net investment income: $1,713 and $1,158, respectively)	$5,125,527	$5,079,548

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended August 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2007, the fund reclassified $266,000 from accumulated net realized loss to undistributed net investment income and $11,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$1,244
Capital loss carryforwards*:
Expiring 2008	$(7,139)
Expiring 2009	(1,587)
Expiring 2011	(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)
Expiring 2015	(40,678)	(76,462)
Post-October capital loss deferrals (realized during the period November 1, 2006, through August 31, 2007)†		(5,092)
Gross unrealized appreciation on investment securities		20,330
Gross unrealized depreciation on investment securities		(54,936)
Net unrealized depreciation on investment securities		(34,606)
Cost of investment securities		5,167,847

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended August 31, 2007	Year ended August 31, 2006
Class A	$152,463	$141,829
Class B	8,869	9,118
Class C	10,238	10,630
Class F	19,104	16,411
Class 529-A	5,424	4,198
Class 529-B	752	667
Class 529-C	2,603	2,273
Class 529-E	309	249
Class 529-F	948	609
Class R-1	175	144
Class R-2	4,084	3,190
Class R-3	4,556	3,441
Class R-4	1,791	1,115
Class R-5	3,082	2,772
Total	$214,398	$196,646

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2007, total investment advisory services fees waived by CRMC were $1,479,000. As a result, the fee shown on the accompanying financial statements of $14,786,000, which was equivalent to an annualized rate of 0.294%, was reduced to $13,307,000, or 0.265% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2007, the total administrative services fees paid by CRMC were $2,000 and $168,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$9,020	$4,155	Not applicable	Not applicable	Not applicable
Class B	2,417	261	Not applicable	Not applicable	Not applicable
Class C	2,832	Included in administrative services	$383	$80	Not applicable
Class F	1,089		450	100	Not applicable
Class 529-A	271		128	28	$125
Class 529-B	213		22	8	21
Class 529-C	735		75	23	74
Class 529-E	38		8	2	8
Class 529-F	-		21	5	21
Class R-1	49		6	7	Not applicable
Class R-2	846		161	469	Not applicable
Class R-3	567		160	130	Not applicable
Class R-4	103		54	6	Not applicable
Class R-5	Not applicable		66	3	Not applicable
Total	$18,180	$4,416	$1,534	$861	$249

Deferred trustees’ compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $95,000, shown on the accompanying financial statements, includes $64,000 in current fees (either paid in cash or deferred) and a net increase of $31,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2007
Class A	$865,660	64,528	$135,786	10,115	$(976,988)	(72,823)	$24,458	1,820
Class B	18,452	1,375	7,724	575	(62,938)	(4,690)	(36,762)	(2,740)
Class C	39,673	2,957	8,954	667	(93,629)	(6,978)	(45,002)	(3,354)
Class F	223,115	16,630	16,817	1,253	(203,943)	(15,199)	35,989	2,684
Class 529-A	32,973	2,457	5,401	402	(18,329)	(1,366)	20,045	1,493
Class 529-B	1,112	83	750	56	(2,344)	(175)	(482)	(36)
Class 529-C	7,998	596	2,591	193	(15,956)	(1,190)	(5,367)	(401)
Class 529-E	2,620	195	308	23	(1,912)	(142)	1,016	76
Class 529-F	7,575	565	944	70	(2,068)	(154)	6,451	481
Class R-1	3,103	231	173	13	(2,659)	(198)	617	46
Class R-2	41,506	3,092	4,051	302	(34,238)	(2,554)	11,319	840
Class R-3	51,537	3,841	4,523	337	(42,294)	(3,157)	13,766	1,021
Class R-4	22,319	1,664	1,783	133	(10,301)	(768)	13,801	1,029
Class R-5	15,763	1,175	2,056	153	(13,244)	(987)	4,575	341
Total net increase
(decrease)	$1,333,406	99,389	$191,861	14,292	$(1,480,843)	(110,381)	$44,424	3,300

Year ended August 31, 2006
Class A	$819,076	61,233	$125,949	9,422	$(1,110,396)	(83,025)	$(165,371)	(12,370)
Class B	28,546	2,136	7,897	590	(71,068)	(5,316)	(34,625)	(2,590)
Class C	74,910	5,599	9,151	684	(131,074)	(9,803)	(47,013)	(3,520)
Class F	207,114	15,481	14,555	1,089	(145,626)	(10,901)	76,043	5,669
Class 529-A	29,774	2,225	4,194	314	(16,468)	(1,232)	17,500	1,307
Class 529-B	2,260	169	667	50	(2,487)	(186)	440	33
Class 529-C	18,387	1,374	2,271	170	(13,202)	(988)	7,456	556
Class 529-E	2,112	158	248	19	(1,346)	(101)	1,014	76
Class 529-F	6,764	506	608	46	(1,437)	(108)	5,935	444
Class R-1	2,326	174	141	11	(1,818)	(136)	649	49
Class R-2	40,556	3,031	3,173	238	(29,768)	(2,227)	13,961	1,042
Class R-3	46,721	3,493	3,423	256	(33,379)	(2,496)	16,765	1,253
Class R-4	16,563	1,239	1,111	83	(8,350)	(624)	9,324	698
Class R-5	19,003	1,421	1,631	122	(19,595)	(1,464)	1,039	79
Total net increase
(decrease)	$1,314,112	98,239	$175,019	13,094	$(1,586,014)	(118,607)	$(96,883)	(7,274)

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,031,390,000 and $3,049,657,000, respectively, during the year ended August 31, 2007.

Financial highlights (1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Year ended 8/31/2007	$13.39	$.59	$.01	$.60	$(.59)	$13.40	4.55%	$3,539	.70%		.67%		4.39%
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	3,513	.71		.68		3.93
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	3,745	.70		.69		3.22
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	3,768	.70		.70		2.84
Year ended 8/31/2003	13.81	.39	(.02)	.37	(.44)	13.74	2.68	3,981	.70		.70		2.84
Class B:
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.80	226	1.43		1.40		3.66
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263	1.42		1.39		3.23
Year ended 8/31/2005	13.80	.35	(.16)	.19	(.36)	13.63	1.39	303	1.40		1.38		2.52
Year ended 8/31/2004	13.74	.30	.08	.38	(.32)	13.80	2.78	339	1.39		1.39		2.15
Year ended 8/31/2003	13.81	.29	(.02)	.27	(.34)	13.74	1.96	383	1.40		1.40		2.05
Class C:
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.75	262	1.49		1.46		3.61
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307	1.47		1.44		3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.32	360	1.47		1.45		2.45
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.70	383	1.47		1.47		2.07
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.86	434	1.49		1.49		1.93
Class F:
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.56	482	.69		.66		4.39
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446	.66		.63		3.99
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	377	.70		.68		3.23
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.48	304	.70		.70		2.80
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.65	223	.71		.71		2.69
Class 529-A:
Year ended 8/31/2007	13.39	.58	.01	.59	(.58)	13.40	4.49	135	.76		.73		4.33
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115	.75		.72		3.91
Year ended 8/31/2005	13.80	.43	(.16)	.27	(.44)	13.63	2.03	99	.75		.73		3.18
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	79	.70		.70		2.81
Year ended 8/31/2003	13.81	.37	(.02)	.35	(.42)	13.74	2.58	55	.76		.76		2.56
Class 529-B:
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.66	21	1.56		1.53		3.53
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21	1.55		1.52		3.10
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.20	22	1.59		1.57		2.34
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.58	20	1.59		1.59		1.93
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.77	16	1.59		1.59		1.70
Class 529-C:
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.67	70	1.56		1.53		3.54
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75	1.53		1.51		3.12
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.21	69	1.57		1.55		2.36
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.59	55	1.58		1.58		1.94
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.78	40	1.58		1.58		1.74
Class 529-E:
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.19	8	1.05		1.02		4.05
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7	1.02		1.00		3.63
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.73	6	1.06		1.04		2.88
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	5	1.06		1.06		2.44
Year ended 8/31/2003	13.81	.34	(.02)	.32	(.39)	13.74	2.30	3	1.06		1.06		2.28
Class 529-F:
Year ended 8/31/2007	$13.39	$.61	$.01	$.62	$(.61)	$13.40	4.71%	$24	.55%		.52%		4.55%
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18	.52		.50		4.15
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.05	12	.72		.70		3.22
Year ended 8/31/2004	13.74	.38	.08	.46	(.40)	13.80	3.37	7	.81		.81		2.67
Period from 9/16/2002 to 8/31/2003	13.86	.30	(.02)	.28	(.40)	13.74	2.00	3	.81	(5)	.81	(5)	2.23	(5)
Class R-1:
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.69	5	1.58		1.51		3.55
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.43	5	1.58		1.46		3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.30	4	1.59		1.47		2.46
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.68	3	1.62		1.48		2.03
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.87	2	1.85		1.48		1.61
Class R-2:
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.76	117	1.62		1.45		3.62
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106	1.77		1.44		3.19
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.34	93	1.80		1.43		2.49
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.72	71	1.89		1.45		2.05
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.90	40	1.99		1.44		1.55
Class R-3:
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.17	119	1.07		1.04		4.02
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105	1.09		1.05		3.57
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.72	90	1.09		1.05		2.87
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	63	1.10		1.07		2.43
Year ended 8/31/2003	13.81	.33	(.02)	.31	(.38)	13.74	2.29	37	1.13		1.06		1.99
Class R-4:
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.53	47	.71		.68		4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33	.71		.68		3.96
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	24	.71		.69		3.25
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.47	13	.71		.71		2.74
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.64	5	.73		.71		2.55
Class R-5:
Year ended 8/31/2007	13.39	.63	.01	.64	(.63)	13.40	4.84	71	.42		.39		4.67
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66	.41		.38		4.24
Year ended 8/31/2005	13.80	.48	(.16)	.32	(.49)	13.63	2.40	66	.39		.37		3.53
Year ended 8/31/2004	13.74	.44	.08	.52	(.46)	13.80	3.81	65	.39		.39		3.11
Year ended 8/31/2003	13.81	.43	(.02)	.41	(.48)	13.74	2.97	45	.40		.40		3.10

	Year ended August 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	63%	71%	76%	68%	65%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown,
CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(5) Annualized.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Intermediate Bond Fund of America, (the “Fund”), including the investment portfolio, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 11, 2007

Tax information
                                                                                                                   unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2007:

U.S. government income that may be exempt from state taxation	$35,047,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.